
HIGHLAND PRINCE

Tender Offer Overview

November 2016

GULFMARK OFFSHORE

Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

Certain statements and information in this presentation contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, concerning, among other things, the expected benefits from the transactions discussed herein, market conditions, the demand for marine and transportation support services and future capital expenditures. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words "expect," "intend," "plan," "predict," "anticipate," "estimate," "believe," "should," "could," "may," "might," "will," "project," "forecast," "budget" and similar expressions. In addition, any statement concerning future financial performance (including, without limitation, future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions taken by or against us, are also forward-looking statements as so defined. These types of statements are based on current expectations about future events and inherently are subject to certain risks, uncertainties and assumptions, many of which are beyond our control, which could cause actual results to differ materially from those expected, projected or expressed in forward-looking statements. It should be understood that it is not possible to predict or identify all risks, uncertainties and assumptions. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delays or cost overruns on construction projects, and other material factors and risk factors that are described from time to time in the Company's filings with the SEC and the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved. These forward-looking statements speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Table of Contents

I. Introduction

Summary Overview

- GulfMark Offshore, Inc. ("GulfMark" or the "Company") has announced a tender offer (the "Tender Offer") for up to $300 million of 6.375% Unsecured Notes due 2022 ("Notes")
  - Tender price of 48.0% of par plus accrued and unpaid interest
  - Early tender premium of 2.0%
  - Conditioned on minimum of $250 million of Notes tendered
  - Early Tender Deadline: December 7, 2016
  - Withdrawal Deadline: December 7, 2016
  - Tender Offer Expiration: December 21, 2016
- The Company has entered into a support agreement which commits Raging Capital to tender approximately $85 million of Notes
- The Company has secured commitments for up to $150 million of new capital to fund the proposed transaction
  - $100 million new secured term loan (the "New Secured Term Loan")
    - Pledge of unencumbered collateral
    - Second lien on collateral currently encumbered by the Multicurrency Facility
  - Up to $50 million new convertible preferred equity (the "New Convertible Preferred Equity")
  - Capital commitments conditioned, among other things, on tendering of a minimum of $250 million of Notes
- In conjunction with the new capital commitments, the Company has secured a commitment for a new $100 million revolving credit facility ("New Secured Revolving Facility") to refinance and replace the Company's obligations under the Multicurrency Facility dated September 26, 2014 and facilitate the issuance of the New Secured Term Loan
- Within 6 months of transaction close, the Company expects to complete a common equity rights offering ("Rights Offering") and use up to $15 million of the proceeds to repurchase an equal amount of the New Convertible Preferred Equity
  - Raging Capital has also committed to fully subscribe for a pro-rata amount of common shares available for purchase in the Rights Offering

Key Transaction Points

- The Company's business and the entire offshore oil and gas industry is in an extremely difficult period which we expect to continue for some time
  - Unprecedented decrease in the global demand for offshore drilling
  - Significant oversupply of offshore support vessels
  - Substantial degradation of day rates and utilization
  - Uncertain timing of market recovery
  - Declining trend in collateral valuations
  - Several OSV peers defaulting on their debt and entering into financial restructuring

- The Tender Offer offers Noteholders an opportunity to recover value at a premium to unaffected trading prices
  - Noteholders receive up to 50% cash recovery plus accrued and unpaid interest (premium to current trading price)
  - Consideration received in cash at closing of the Tender Offer

- The proposed transaction reduces indebtedness and increases liquidity as the industry works to correct an oversupply of vessels
  - A successful Tender Offer will delever the balance sheet by approximately $125 - $150 million
  - Eliminates cash interest expense on Notes tendered
  - No near term cash interest expense on New Secured Term Loan
  - Full access to the New Secured Revolving Facility at closing
  - Facilitates new equity through the Rights Offering

II. Situation Overview

GULFMARK

Situation Overview

- It continues to be an extremely difficult time in the offshore vessel industry
  - Quarterly average day rates are still coming down, and as a result, the industry is in an unsustainable state
  - This unsustainable state may prevail for years, not quarters
- Low oil prices continue to pressure offshore E&P companies, reducing capital expenditures, resulting in decreased offshore exploration and development activity globally
  - May need to see extended periods of oil prices over breakeven before oil majors begin allocating additional capital to the offshore sector
  - Competitors across the sector have signaled that they do not see a near term recovery in offshore spending
- Competition for OSV charter contracts have increased as previously contracted vessels roll off and offshore operators search for ways to minimize costs
  - Although each vessel operator wants to believe that its relationships are stronger, that its safety and reliability are superior, that its vessels are newer and more capable, this market will be, for the next several quarters, one where the vessel with the essential requirements of the lowest cost will get the work at a day rate just above cash operating costs
  - As more offshore operators experience stressed operations of their own, the possibility of cancelled contracts increases and the likelihood of long-term contracts continuing to term is minimized
  - Currently, more than 30% of the global OSV fleet is in lay-up

Situation Overview (Cont'd)

- In looking to proactively respond to the above-mentioned environment, the Company has looked to improve its cost structure and maintain financial flexibility
- Reducing Direct Operating Expenses
  - 2015 annual savings of $67 million vs. 2014 or ~28% reduction
  - 2016 annualized run rate savings of approximately $160 million vs. 2014 or approximately 65%
  - 2016 year-to-date direct opex per marketed day down approximately 24% vs. full year 2014
- Lowering G&A Expenses
  - 2015 annual savings of $16 million vs. 2014 or ~25% reduction
  - 2016 annualized run rate savings of approximately $27 million vs. 2014 or approximately 43%
- Emphasizing Capital Discipline
  - Deferred and eliminated construction payments where possible
  - Reduced debt
    - Senior Notes balance of $423 million and $50.3 million drawn on revolvers as of September 30, 2016
- Selling Vessels Opportunistically
  - Sold seven vessels from 2014-2015 for proceeds of $41.3 million; decreased average age of fleet by two years
  - Sold four older vessels during 2016; optimistic more vessel sales are achievable this year

Source: Company filings.

Situation Overview (Cont'd)

- Despite GulfMark's aggressive cost-reduction initiatives, the Company still faces near-term challenges
- Below are estimated day rates that would have been necessary to achieve break-even cash flows during Q3 2016. The analysis reviews a variety of illustrative utilization rates including the actual utilization rate for Q3 2016



Q3 2016 Actual Utilization Rate
Illustrative Utilization Rates
Break-Even Rate
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
-
$15,266
$14,257
$13,112
$12,295
$11,682
$11,205
$9,966
44%
50%
60%
70%
80%
90%
Utilization Rate Assumed
Q3'16 Day Rate ($)
Breakeven Day Rate ($)

- Continued operating losses would materially weigh on near-term liquidity, especially if vessel appraisal values continue to impact available draw capacities under the revolving credit facilities

Source: Management estimates.

Notes: Break-even for purposes of the analysis above represents EBITDA less interest expense. Analysis excludes certain non-cash gains and costs, including (i) an allowance for uncollectible accounts, loss on asset sale and FX loss, (ii) working capital effects and (iii) certain capitalized transaction costs. Daily opex and drydock expenses per working vessel and capex assumed to remain level with Q3 2016 levels. Cash taxes are assumed to be $0.

Current Capital Structure Overview ($MM)

	Maturity	Rate	Balance	Price[1]	Yield[1]
NOK600 MM Norwegian Facility[2]	Sep-19	N+2.50% - 4.00%[3]	$11	N/A	N/A
$100MM Multicurrency Facility[4]	Sep-19	L+2.75% - 4.00%[5]	39	N/A	N/A
6.375 % Unsecured Notes	Mar-22	6.375%	430	45.03%	26.37%
Total Debt			**$480**		
Less: Cash and Equivalents[6]			(10)		
Net Debt			**$470**		
Market Capitalization[7]			39	$1.45	
Total Enterprise Value			**$509**		

Note: Figures are as of September 30, 2016 unless otherwise stated.
(1) Note price and yield per Bloomberg as of November 21, 2016.
(2) DNB Norwegian Facility is NOK denominated and NOK600 million are available for withdrawal, approximately $72 million as of September 30, 2016.
(3) Margin varies depending on EBITDA to interest expense ratio as amended on January 26, 2016. Facility based on NIBOR or Norwegian Interbank Offered Rate.
(4) Credit facility amended as of July 2, 2015. Lenders include Royal Bank of Scotland, Wells Fargo, JP Morgan, Bank of America, Suntrust and DBS.
(5) Margin varies depending on capitalization ratio. Facility based on LIBOR, subject to a 1% LIBOR floor.
(6) 79% held by foreign subsidiaries.
(7) Market capitalization and price per share per Capital IQ as of November 21, 2016.

Key Performance Statistics

(USD in Millions)


$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
-
12/31/12
12/31/13
12/31/14
12/31/15
9/30/16
LTM Operating Revenue
LTM EBITDA


$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
12/31/12
12/31/13
12/31/14
12/31/15
9/30/16
Period-End Day Rate
Utilization

	Fiscal Year Ended				Quarter Ended
	12/31/12	12/31/13	12/31/14	12/31/15	9/30/16
Utilization	84.2%	87.7%	85.5%	65.6%	43.6%
Period-End Day Rate	$17,788	$20,159	$21,395	$16,070	$9,966
LTM Operating Revenue	$389	$455	$496	$275	$148
LTM EBITDA[1]	$103	$159	$172	$42	$6
LTM EBITDA Margin	*26.5%*	*34.9%*	*34.7%*	*15.4%*	*4.1%*

Source: Management estimates.
(1) Period-ending day rate is not adjusted to reach an average that would include non-working vessels.
(2) Excludes gain on bond repurchases, gains or losses on asset sales and impairment charges.

III. Industry Dynamics

GulfMark

Falling Oil Prices Impacting Offshore Capex

Offshore rig contracting – last 10 years[(1)]



1,000
900
800
700
600
500
400
300
200
100
0
Rig years
120
100
80
60
40
20
0
Brent oil (USD/bbl)
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Jackups
Floaters
Avg. Brent oil price

Offshore rig count – last 10 years



700
600
500
400
300
200
100
0
Offshore rigs
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jackups
Floaters

- Lower oil price translating to lower rig contracting and lower rig counts

Source: IHS, Bloomberg.
(1) Excludes Petrobras newbuilds, rig contracting YTD for 2016 as of Nov 22 2016.

Low Rates / Soft Demand Drive Vessel Cold Stacking

Cold stacked AHTS and PSVs – Jan 2006 to Nov 2016


800
700
600
500
400
300
200
100
0
Vessels
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
AHTS
PSV

Stacking by region


200
180
160
140
120
100
80
60
40
20
0
Vessels
US Gulf
North Sea
Asia
Americas ex US
Med/MidEast
West Africa
AHTS
PSV

- Sharp rise in vessel stacking, concentrated in US Gulf, North Sea and Asia

Source: IHS.

Significant Order Book Delivery Delays Anticipated

PSV and AHTS orderbook

Vessel type	Existing fleet	On order Total	% of fleet on order	On order China	% of orders China
PSV					
PSV >=5000 dwt	172	27	**16%**	10	**37%**
PSV 4-5000 dwt	341	77	**23%**	50	**65%**
PSV 3-4000 dwt	468	69	**15%**	55	**80%**
PSV 2-3000 dwt	213	11	**5%**	2	**18%**
PSV <2000 dwt	528	7	**1%**	7	**100%**
AHTS					
AHTS >=16,000 bhp	227	14	**6%**	1	**7%**
AHTS 12-16,000 bhp	222	22	**10%**	17	**77%**
AHTS 8-12,000 bhp	425	42	**10%**	36	**86%**
AHTS 4-8000 bhp	1,726	88	**5%**	79	**90%**
TOTAL	**4,322**	**357**	**8%**	**257**	**72%**

OSV deliveries(1) – Oct 2007 to Oct 2016



120
100
80
60
40
20
0
Vessels delivered (T3M)
Oct-07
Oct-08
Oct-09
Oct-10
Oct-11
Oct-12
Oct-13
Oct-14
Oct-15
Oct-16

- Sizeable order book but few vessels are actually delivering

Source: Clarksons Research Services Ltd.
(1) Trailing 3 month deliveries.

Slowdown of Fleet Expansion

PSV & AHTS fleet growth year over year - Jan 2002 to Nov 2016



16%
14%
12%
10%
8%
6%
4%
2%
0%
YoY fleet growth
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16

- Fleet expansion has reached the lowest level on record

Source: IHS.

Significant Number of Older Vessels

PSV & AHTS fleet by year in service[1]



~20% of fleet, including newbuilds, 25 years or older
Vessels delivered
450
400
350
300
250
200
150
100
50
0
<=1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
AHTS
PSV

- Older vessels may need to exit the market

Source: Clarksons Research Services Ltd.
(1) Assumes full delivery of the order book.

Plummeting Rates Approaching Cash Operating Cost

North Sea PSV term in USD/day


50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
Current cash opex level
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
500-749 m2
750-899 m2
900+ m2

US Gulf PSV term in USD/day


40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Current cash opex level
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
500-749 m2
750-899 m2
900+ m2

Far East AHTS term in USD/day


40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Current cash opex level
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
8,000 BHP
10,000 BHP
12,000 BHP

- Rates under pressure due to lower rig count and higher supply

Source: Clarksons Research Services Ltd., Company.

IV. Transaction Overview

GULFMARK

Detailed Tender Overview

- On November 23, 2016, GulfMark announced a Tender Offer for up to $300 million of its 6.375% Unsecured Notes, approximately 58.0% of the currently $430 million outstanding
- In connection with the Tender Offer, the Company entered into a support agreement which commits Raging Capital to tender approximately $85 million of Notes
- The Tender Offer is to be funded by a New Secured Term Loan in an aggregate principal amount of $100 million, the issuance and sale of $50 million of New Convertible Preferred Equity of the Company to certain investors and cash on hand
  - The new funding is conditioned, among other things, upon the a minimum tender amount of $250 million of Notes being tendered
- Holders who tender their Notes will be eligible to receive $480.00 for each $1,000.00 principal amount of Notes
  - Holders who tender their Notes before the Early Tender Deadline of December 7, 2016, will receive an additional $20.00 for each $1,000.00 principal amount of Notes validly tendered
- In addition to consideration for their Notes each Holder will receive accrued and unpaid interest on its Notes from September 15, 2016 to, but excluding, the Settlement Date
- In the event the Offer is over subscribed the Notes will be purchased on a pro rata basis
- The Offer is scheduled to expire at 11:59 p.m., New York City time, on December 21, 2016
- Any questions should be directed to our Dealer Manager, Miller Buckfire & Co. LLC, Kevin Haggard (212) 895-1883 or Chris Weyers (212) 847-6480

Tender Overview

Aggregate Outstanding Principal Amount	Title of Security	Tender Offer Consideration	Withdrawal Deadline	Early Tender Premium	Total Consideration
$429,640,000	6.375% Senior Notes due 2022	$480	5:00 p.m., New York City time, December 7, 2016	$20	$500

Overview of Key Terms

Tender Offer	■ Up to $300 million and a minimum of $250 million of Notes ■ Tender price of 48.0% – Early tender premium of 2.0% ■ Early Tender Deadline: 5:00 p.m., New York City time, December 7, 2016 ■ Withdrawal Deadline: 5:00 p.m., New York City time, December 7, 2016 ■ Expiration: 11:59 p.m., New York City time, on December 21, 2016
New Secured Revolving Facility	■ $100 million New Secured Revolving Facility – Subject to certain commitment and closing fees – Collateralized by same collateral package as the current Multicurrency Facility – Matures on December 31, 2017 • Two six-month extensions available (First Extension subject to a 2.0% fee, Second Extension subject to a 5.0% fee) – L + 6.0% (1.0% LIBOR Floor) • Steps up to L + 7.0% if the Second Extension is triggered – 2% fee on the portion of any prepayments exceeding $7.5 million – Unused line fee of 0.75%
NOK Revolver	■ The terms of the NOK Revolver are unchanged by the transactions
New Secured Term Loan	■ $100 million New Secured Term Loan – Original issue discount of 3% – 12.5% plus make whole premium due as prepayment premium for first two years; 12.5% only for year three – Subject to certain commitment and closing fees – Pledge of unencumbered collateral and a second lien on collateral currently encumbered by the Multicurrency Facility – Matures on December 31, 2020 – Two years of PIK interest at L+ 16.5% / L + 14.0% in cash thereafter (1% LIBOR floor in each case)
New Convertible Preferred Equity	■ $50 million New Convertible Preferred Equity – Converts at $1.305 per share into common with a shareholder vote – Interest PIKs at 10.0% • If shareholder approval is not obtained, interest PIKs at 15.0% and the preferred has a series of approval rights
Common Rights Offering	■ Subsequent to the closing of the tender, the Company expects to launch a rights offering to allow all of its stockholders to invest in the Company at the same equity price provided to the investors – Any proceeds in excess of $15 million will provide a benefit to the Company's cash position – There can be no assurances that the rights offering will be completed

Note: This presentation does not constitute an offer to sell or purchase, or the solicitation of an offer to sell or purchase securities.

Pro Forma Capitalization[1] ($MM)

Estimated Sources and Uses			
New First Lien Notes	$100	Exchanged Notes	$150
New Preferred Equity	50	Transaction Costs	15
New Revolver Draw	19	Accrued Notes Interest	4
Total	**$169**	**Total**	**$169**

Illustrative Pro Forma Capitalization

	Pre-Transaction			Post-Transaction	
	9/30/2016 Balance	2016 Annualized Cash Interest	Adjustments	Pro Forma Balance	2017 PF Annualized Cash Interest
$100MM RBS Multicurrency Facility	$39	$2	($39)	-	-
New $100MM Revolver	-	-	58	58	4
NOK 600MM Norwegian Facility	11	0	-	11	0
New Term Loan	-	-	100	100	-
6.375 % Senior Notes	430	30	(300)	130	8
Total Debt	**$480**	**$32**	**($181)**	**$299**	**$13**
Less: Cash	(10)		-	(10)	
Net Debt	**$470**		**($181)**	**$289**	
Memo:					
Book Value of Equity	$518		-	$518	
Book Value of Preferred Equity	-		50	50	
Total Book Value	**$518**			**$568**	

Source: Management estimates.
(1) Assumes maximum participation at $300 million of tendered notes at the early tender date for illustrative purposes.

V. Appendix

GULFMARK

Bridge from Operating Income to LTM EBITDA

9/30/16 LTM EBITDA Bridge ($000's)

	Fiscal Year Ended December 31,				9 Months Ended		LTM
	2012	2013	2014	2015	9/31/2015	9/31/2016	9/31/2016
Operating Income	$51,005	$100,476	$101,665	($183,552)	($171,846)	($214,361)	($226,067)
(Gain)/Loss on Asset Sales	(8,741)	(5,870)	(14,039)	1,160	(784)	5,982	7,926
Impairment Charges	1,152	0	8,995	152,103	152,103	162,808	162,808
D&A	59,722	63,955	75,336	72,591	55,927	44,785	61,449
Adjusted EBITDA[(1)]	**$103,138**	**$158,561**	**$171,957**	**$42,302**	**$35,400**	**($786)**	**$6,116**

Note: Operating income as reported in financial statements.
(1) Excludes gains or losses on bond repurchases or asset sales and any impairment charges.

VI. Risk Factors

GULFMARK

Risk Factors

In addition to the risk factors mentioned below, also consider the risk factors beginning on page 18 of our Annual Report on form 10-K for the year ended December 31, 2015

- If the transactions discussed herein are not consummated alternative funds may need to be pursued in a transaction that would layer the Notes with new secured debt, without a concurrent paydown
- If the Tender Offer does not reach the minimum acceptance threshold, the Company may not have alternative financing options and may potentially face increased pressure from the providers of its revolving facilities; furthermore, the investors may still require the Company to close the New Convertible Preferred Offering
- The New Secured Revolving Facility, New Secured Term Loan and New Convertible Preferred Equity offerings are subject to numerous closing conditions, including an obligation for the Company to provide all documentation and other information relating to the Company's representation regarding its solvency.
- The expected financial benefits of the New Convertible Preferred Equity Offering are dependent upon obtaining shareholder approval of the issuance of the shares of common stock issuable upon the conversion of the preferred equity and the successful completion of the Rights Offering. There can be no assurances that shareholder approval will be obtained or the Rights Offering will be completed.
- Even if we are able to complete the transactions discussed herein, we may still be unsuccessful in our plan, particularly if oil and natural gas prices do not recover.
- Both the New Secured Revolving Facility and the New Secured Term Loan contain financial covenants. Fluctuations in the value of the Company's vessels, and fluctuations in demand for the Company's services (which impact EBITDA), could materially and adversely affect the Company's ability to comply with such covenants.
- After the transaction there may be limited available options available to increase liquidity if the market continues to decline
- There can be no assurances that new financing is available to refinance upon their maturity dates the New Secured Revolving Facility or the New Secured Term Loan.
- The current downturn in the oil and gas industry has had a significant negative effect on operations and revenues as well as customers' ability to pay
- The market for oil may not rebound to the extent predicted and may never reach previous level of activity or commodity pricing which could adversely affect the Company's profitability
- Sales of vessels will not provide additional liquidity to the Company; the material portion of such proceeds must be applied to repay debt under the New Secured Revolving Facility and the New Secured Term Loan.

Risk Factors (Cont'd)

- The early termination of contracts on vessels could have an adverse effect on operations and expected backlog may not be converted to actual operating results for any future period
- Continued dependence on revolving credit facilities places long term liquidity partially in the hands of others outside the Company
- Maintaining current fleet size, configuration and expanding the fleet will require significant additional capital in the future
- The Company is subject to certain covenants in the New Secured Revolving Facility and the New Secured Term Loan that may materially restrict the Company's flexibility and operational discretion.
- Any inability to comply with certain financial covenants would likely place the Company into default resulting in an acceleration of repayment and the Company may not be able to raise incremental secured financing on currently unencumbered collateral
- The issuance of common stock upon conversion of the New Convertible Preferred Equity will cause substantial dilution to the existing holders of common stock.
- The holders of New Convertible Preferred Equity will be entitled to significant Board representation and approval rights over certain activities of the Company, including, among other things, (i) any issuance of stock senior to or on parity with the New Convertible Stock; (ii) any amendment to the Company's Certificate of Incorporation that would adversely affect any right, preference, privilege or power of New Convertible Preferred Stock; (iii) the declaration or payment of any dividend or other distribution, whether in cash, property, securities or a combination thereof, with respect to any of the equity interests of the Company or any of its subsidiaries; (iv) the redemption, purchase, retirement or other acquisition for value of any of the equity interests of the Company other than New Convertible Preferred Stock or set aside any amount for any such purpose; (v) a change in the stock exchange on which the common stock is listed; (vi) any voluntary or involuntary liquidation, dissolution or winding up or similar insolvency event of the Company; or (vii) any amendment or modification of the Indenture.
- If shareholder approval is not obtained, the interest rate on the New Convertible Preferred Equity will increase, the influence of the New Convertible Preferred Equity on the Company's activities will increase and the holders thereof will be entitled, at their option, to a cash redemption in 2020 at the greater of their stated value and the value of the underlying common stock, which the Company may not be able to pay.